NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

Supplement dated September 9, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	With respect to the Nationwide Bond Fund and Nationwide Government Bond Fund:

On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class B shares of the Nationwide Bond Fund and Nationwide Government Bond Fund (each a “Fund” and collectively the “Funds”) to Class A shares of the same Fund and to terminate Class B shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class B shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class B shares will convert into Class A shares of the same Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Funds will cease offering Class B shares on the Conversion Date.

The following table shows the fees and expenses of Class B shares compared to those of Class A shares of each Fund:

	Nationwide Bond Fund		Nationwide Government Bond Fund
	Class B	Class A	Class B	Class A
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	2.25%	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	5.00%	None	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%	1.00%	0.25%
Other Expenses	0.32%	0.40%	0.24%	0.36%
Total Annual Fund Operating Expenses	1.82%	1.15%	1.74%	1.11%
Amount of Waiver/Expense Reimbursement	(0.27)%1	(0.27)%1	N/A	N/A
Total annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.55%	0.88%	1.74%	1.11%

1
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.55% until at least February 28, 2014. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 40 of the Prospectus.

2.	Effective March 1, 2014, Class R2 shares of Nationwide Bond Fund, Nationwide Enhanced Income Fund and Nationwide Government Bond Fund will be renamed “Class R” shares.

3.
Effective immediately, the information under the section entitled “Institutional Service Class and Service Class Shares” on page 39 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are available for purchase only by the following:

•
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
•
a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee in exchange for services provided;

•	fee-based accounts of broker-dealers and/or registered investment advisors investing on behalf of their customers;
•	unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
•	current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class Shares only).

4.	Effective immediately, the information under the section entitled “Institutional Class Shares” on page 40 of the Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Funds;
•
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans (“Affiliated Accounts”);

•	rollover individual retirement accounts from such Affiliated Accounts;
•	a bank, trust company or similar financial institution investing for its own account;
•	high net worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary or
•	current beneficial holders of Institutional Class shares of any Nationwide Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE